                                                                  EXHIBIT (H)(1)

                                 _______ SHARES

                           LEHMAN BROTHERS/FIRST TRUST

                             INCOME OPPORTUNITY FUND

                    MONEY MARKET CUMULATIVE PREFERRED SHARES

                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                         FORM OF UNDERWRITING AGREEMENT

                                                                          , 2003

Lehman Brothers Inc.
745 Seventh Avenue
New York, NY  10019

Ladies and Gentlemen:

         Lehman Brothers/First Trust Income Opportunity Fund, a Delaware statutory trust (the "FUND"), proposes to sell shares (the "SHARES") of its Money Market Cumulative Preferred Shares, no par value per share, liquidation preference of $25,000 per share, to Lehman Brothers Inc. (the "UNDERWRITER"). The Shares will be authorized by, and subject to the terms and conditions of, the Second Amended and Restated By-laws of the Fund adopted in connection with the issuance of the Shares (as amended through the date hereof, the "BY-LAWS") in the form filed as an exhibit to the Registration Statement (as defined in Section 1 of this Agreement). The Fund, the Fund's investment adviser, Lehman Brothers Asset Management Inc., a Delaware corporation (the "INVESTMENT ADVISER"), and the Fund's Subadviser, Lincoln Capital Fixed Income Management Company, LLC, a Delaware limited liability company (the "SUBADVISER," and together with the Investment Adviser, the "ADVISERS"), each wishes to confirm its agreement concerning the purchase of the Shares from the Fund by the Underwriter.

         The Fund has entered into an Investment Advisory Agreement with the Investment Adviser dated July 24, 2003 (the "ADVISORY AGREEMENT"), a Servicing Agreement with First Trust Portfolios L.P. ("FIRST TRUST") dated July 24, 2003 (the "SERVICING AGREEMENT"), a Custodian Agreement with Investors Bank & Trust ("IBT") dated July 24, 2003 (the "CUSTODIAN AGREEMENT"), an Administration Agreement with IBT dated July 24, 2003 (the "ADMINISTRATION AGREEMENT"), a Transfer Agency and Service Agreement with IBT dated July 24, 2003 (the "TRANSFER AGENCY AGREEMENT") and an Auction Agency Agreement (including the form of Broker-Dealer Agreement) with The Bank of New York (the "AUCTION AGENT"), dated , 2003 (the "AUCTION AGENCY AGREEMENT"). Collectively, the Advisory Agreement, the Servicing Agreement, the Custodian Agreement, the Administration Agreement, the Transfer Agency Agreement and the Auction Agency Agreement are referred to herein as the "FUND AGREEMENTS." The Investment Adviser has entered into an Investment Sub-Advisory Agreement with the Subadviser dated July 24, 2003 (the "SUB-ADVISORY AGREEMENT"), a Letter Agreement with First Trust dated July 28, 2003 regarding compensation payable by the Adviser to First Trust (the "LETTER AGREEMENT") and an Underwriter Participation Agreement with First Trust and the Fund dated July 24, 2003 (the "UNDERWRITER PARTICIPATION AGREEMENT"). Collectively, the Sub-Advisory Agreement, the Letter Agreement and the Underwriter Participation Agreement are referred to herein as the "ADVISERS AGREEMENTS." This Underwriting Agreement is herein referred to as the "AGREEMENT."

SECTION 1. Representations, Warranties and Agreements of the Fund and the Advisers. The Fund and the Advisers jointly and severally represent, warrant and agree that:

         (a) A registration statement on Form N-2 (File Nos. 333-108243 and 811-21342) with respect to the Shares has (i) been prepared by the Fund in conformity with the requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), the Investment Company Act of 1940, as amended (the "1940 ACT"), and the rules and regulations of the United States Securities and Exchange Commission (the "COMMISSION") under the Securities Act (the "1933 ACT RULES AND REGULATIONS") and the 1940 Act (the "1940 ACT RULES AND REGULATIONS," and, together with the 1933 Act Rules and Regulation, the "RULES AND REGULATIONS"), (ii) been filed with the Commission under the Securities Act and the 1940 Act and (iii) become effective under the Securities Act. If any post-effective amendment to such registration statement has been filed with the Commission prior to execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. Copies of such registration statement and each of the amendments thereto have been delivered by the Fund to you as the Underwriter. As used in this Agreement, "EFFECTIVE TIME" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "EFFECTIVE DATE" means the date of the Effective Time; "PRELIMINARY PROSPECTUS" means each prospectus and related statement of additional information included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Fund with the consent of the Underwriter pursuant to Rule 497(a) of the 1933 Act Rules and Regulations; "REGISTRATION STATEMENT" means such registration statement, as amended at the Effective Time, including all information contained in the final prospectus (including the statement of additional information) filed with the Commission pursuant to Rule 497 of the 1933 Act Rules and Regulations and deemed to be a part of the registration statement as of the Effective Time pursuant to Rule 430A of the Rules and Regulations; and "PROSPECTUS" means the prospectus in the form first used to confirm sales of Shares. If the Fund has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "REGISTRATION STATEMENT" shall be deemed to include such Rule 462 Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus.

         (b) A notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A (the "1940 ACT NOTIFICATION") has been prepared by the Fund in conformity with the 1940 Act and has been filed with the Commission.

         (c) The Registration Statement and the 1940 Act Notification conform, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act, the 1940 Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and the 1940 Act Notification and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement, the 1940 Act Notification or the Prospectus in reliance upon and in conformity with written information furnished to the Fund by the Underwriter specifically for inclusion therein.

         (d) The Fund has been duly formed and is validly existing as a statutory trust in good standing under the laws of Delaware, is duly registered and qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either)

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requires such qualification, and has all statutory trust power and authority necessary to own or hold property and to conduct the business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either), except where the failure to so qualify or to be in good standing would not reasonably be expected to have a material adverse effect on business, management, financial condition, stockholders' equity or results of operations of the Fund (a "MATERIAL ADVERSE EFFECT"). The Fund has no subsidiaries.

         (e) The Fund has an authorized capitalization as set forth in the Registration Statement and the Prospectus. All of the issued shares of capital stock of the Fund have been duly and validly authorized and issued, were issued in compliance with federal and state securities laws, are fully paid and non-assessable and conform to the description thereof contained in the Registration Statement and the Prospectus (and any amendment or supplement to either).

         (f) The Shares to be issued and sold by the Fund to the Underwriter hereunder have been duly and validly authorized and, when issued and delivered against payment therefor in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable; and the Shares will conform to the description thereof contained in the Registration Statement and the Prospectus (and any amendment or supplement to either). Upon payment for and delivery of the Shares to be sold by the Fund pursuant to this Agreement, the Underwriter will acquire good and valid title to such Shares, in each case free and clear of all liens, encumbrances, equities, preemptive rights, subscription rights, other rights to purchase, voting or transfer restrictions and other claims.

         (g) This Agreement and each of the Fund Agreements have been duly authorized, executed and delivered by the Fund and constitute valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

         (h) The execution, delivery and performance of this Agreement and the Fund Agreements by the Fund and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Fund is a party or by which the Fund is bound or to which any of the property or assets of the Fund is subject, (ii) result in any violation of the provisions of the Fund's Declaration of Trust (the "DECLARATION OF TRUST") or the By-laws or (iii) result in the violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Fund or any of its properties or assets, except in the case of clauses (i) and (iii), such conflicts, breaches or violations that in the aggregate would not reasonably be expected to have a Material Adverse Effect; and except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriter, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement and the Fund Agreements by the Fund and the consummation of the transactions contemplated hereby and thereby.

         (i) There are no contracts, agreements or understandings between the Fund and any person granting such person the right to require the Fund to file a registration statement under the Securities Act with respect to any securities of the Fund owned or to be owned by such person or to require the Fund to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Fund under the Securities Act. The holders of outstanding shares of the Fund's capital stock are not entitled to preemptive or other rights to subscribe for the Shares. There are no outstanding options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Fund.

         (j) The Fund has not sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business that has had, or could reasonably be expected to have, a Material Adverse Effect, whether from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and, since such date, there has not been any change in the capital stock or long-term debt of the Fund or any change, or any development involving a prospective change, in or affecting the general affairs, management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Fund that has had or could reasonably be expected to have a Material Adverse Effect, other than as set forth or contemplated in the Prospectus.

         (k) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly the financial condition and results of operations of the Fund, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

         (l) Ernst & Young LLP, who have certified certain financial statements of the Fund, whose report appears in the Prospectus and who have delivered the letters referred to in Section 8(f) hereof, have represented to the Fund that they are independent public accountants as required by the Securities Act, the 1940 Act and the Rules and Regulations.

         (m) The Fund carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its businesses and the value of its property and as is customary for companies engaged in similar businesses in similar industries.

         (n) There are no legal or governmental proceedings pending to which the Fund is a party or of which any property or assets of the Fund is the subject which is reasonably likely to be determined adversely to the Fund and, if determined adversely to the Fund, would be reasonably likely to have a Material Adverse Effect; and to the best of the Fund's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         (o) There are no contracts or other documents which are required to be described in the Registration Statement or the Prospectus or filed as exhibits to the Registration Statement by the Securities Act, the 1940 Act or by the Rules and Regulations which have not been described in the Registration Statement or the Prospectus or filed as exhibits to the Registration Statement.

         (p) No relationship, direct or indirect, exists between or among the Fund on the one hand, and the trustees, officers, stockholders, suppliers or service providers of the Fund on the other hand, which is required to be described in the Registration Statement or the Prospectus which is not so described.

         (q) The Fund has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Fund (nor does the Fund have any knowledge of any tax deficiency which, if determined adversely to the Fund, might have a Material Adverse Effect).

         (r) Since the date as of which information is given in the Registration Statement and the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Fund has not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than non-material liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

         (s)      The Fund (i) makes and keeps accurate books and records and
(ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization and with the investment policies and restrictions of the Fund and the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Internal Revenue Code of 1986, as amended (the "CODE"), (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

         (t) The Fund is not (i) in violation of the Declaration of Trust or By-laws, (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except, in the case of clauses (ii) and (iii), such defaults, events, violations or failures that in the aggregate would not reasonably be expected to have a Material Adverse Effect.

         (u) Neither the Fund nor the Advisers, nor any trustee, director, officer, agent, employee or other person associated with or acting on behalf of the Fund or any of the Advisers, has used any funds of the Fund or the Advisers for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from any funds of the Fund or the Advisers; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

         (v) Neither the Fund nor any employee or agent of the Fund nor any Adviser has made any payment of funds of the Fund or the Advisers or received or retained any funds, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus or the Registration Statement.

         (w) Except for the Letter Agreement, there are no contracts, agreements or understandings between the Fund or any of the Advisers and any person that would give rise to a valid claim against the Fund or the Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

         (x) The Fund, subject to the filing of the Prospectus under Rule 497 under the 1933 Act Rules and Regulations, has taken all required action under the Securities Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Shares as contemplated by this Agreement.

         (y) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), neither the Fund nor the Advisers have taken nor shall take, directly or indirectly, any action designed to cause or result in, or which constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Shares to facilitate the sale or resale of the Shares.

         (z) The Fund is duly registered under the 1940 Act as a closed-end, diversified management investment company and the 1940 Act Notification has been duly filed with the Commission, and, at the time of filing thereof and at the time of filing any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations. The Fund has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement (or any amendment or supplement to either of them).

         (aa) The Fund and each of the Advisers owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses (collectively, the "INTELLECTUAL PROPERTY") necessary for the conduct of its business (as described in the Prospectus).

         (bb) Any advertising, sales literature, promotional materials or any other materials or information (including "prospectus wrappers", "broker kits" and any roadshow or investor presentations), whether in oral, printed or electronic form, authorized, provided or prepared by the Fund or the Advisers in connection with the offering and sale of the Shares (collectively, the "MARKETING MATERIALS") complied and comply in all material respects with the applicable requirements of the Securities Act, the 1933 Act Rules and Regulations and the rules and interpretations of the National Association of Securities Dealers, Inc. ("NASD") and if required to be filed with the NASD under the NASD's conduct rules were so filed. No Marketing Materials contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (cc) This Agreement and each of the Fund Agreements complies in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Investment Advisers Act of 1940 (the "ADVISERS ACT"), and the rules and regulations adopted by the Commission under the Advisers Act (the "ADVISERS ACT RULES AND REGULATIONS").

         (dd) The Fund will direct the investment of the proceeds of the offering of the Shares in such a manner as to comply with the requirements of Subchapter M of the Code and, at all times since its inception, the Fund has complied with all requirements to qualify as a regulated investment company under Subchapter M of the Code.

         (ee) The Fund will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act of 2002, and will use its best efforts to cause the Fund's trustees and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act of 2002.

         (ff) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no trustee of the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of the Underwriter.

         (gg) The Fund's common shares of beneficial interest, no par value per share (the "COMMON SHARES") are duly listed on the New York Stock Exchange ("NYSE").

         (hh) The Shares have been, or prior to the Delivery Date will be, assigned a rating of "Aaa" by Moody's Investors Service, Inc. ("MOODY'S") and "AAA" by Standard & Poor's Rating Services ("S&P", together with Moody's, the "RATING AGENCIES").

SECTION 2. Representations, Warranties and Agreements of the Advisers. Each of the Advisers severally as to itself only and not jointly or as to any other party, represents, warrants and agrees that:

         (a) Such Adviser has been duly incorporated, organized or formed and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation, is duly registered and qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either) requires such qualification, and has all corporate or limited liability company power and authority necessary to own or hold their respective properties and to conduct the business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either), except where the failure to so qualify or to be in good standing would not reasonably be expected to have a Material Adverse Effect.

         (b) Such Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Fund Agreements (to which such Adviser is a party) or the Advisers Agreements (to which such Adviser is a party) as contemplated by the Registration Statement and the Prospectus (or any amendment or supplement thereto).

         (c) This Agreement, the Fund Agreements (to which such Adviser is a party) and the Advisers Agreements (to which such Adviser is a party) have each been duly authorized, executed and delivered by such Adviser, and constitute valid and legally binding agreements of such Adviser, enforceable against such Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of such Adviser's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

         (d) The execution, delivery and performance of this Agreement, the Fund Agreements (to which such Adviser is a party) and the Advisers Agreements (to which such Adviser is a party) and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Adviser is a party or by which such Adviser is bound or to which any of the property or assets of such Adviser is subject, (ii) result in any violation of the provisions of the charter documents or by-laws of such Adviser or (iii) result in the violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Adviser or any of its properties or assets, except in the case of clauses (i) and (iii), such conflicts, breaches or violations that in the aggregate would not reasonably be expected to have a Material Adverse Effect; and except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriter, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Fund Agreements (to which such Adviser is a party) and the Advisers Agreements (to which such Adviser is a party) and the consummation of the transactions contemplated hereby and thereby.

         (e) Such Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Prospectus (or any amendment or supplement thereto) and under this Agreement and the Fund Agreements (to which such Adviser is a party) and the Advisers Agreements (to which such Adviser is a party).

         (f) Such Adviser carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its businesses and the value of its property and as is customary for companies engaged in similar businesses in similar industries.

         (g) The description of such Adviser and its business, and the statements attributable to such Adviser, in the Registration Statement and the Prospectus (and any amendment or supplement thereto) complied and comply in all material respects with the provisions of the Securities Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading.

         (h) There are no legal or governmental proceedings pending to which such Adviser is a party or of which any property or assets of such Adviser is the subject which is reasonably likely to be determined adversely to such Adviser and, if determined adversely to such Adviser, would be reasonably likely to have a Material Adverse Effect; and to the best of such Adviser's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         (i) Since the date as of which information is given in the Registration Statement and the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, there have been no transactions entered into by such Adviser which are material to such Adviser other than in the ordinary course of its business.

         (j) This Agreement, each of the Fund Agreements (to which such Adviser is a party) and the Advisers Agreements (to which such Adviser is a party) comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

         (k) Such Adviser is not (i) in violation of its charter documents or by-laws, (ii) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except, in the case of clauses (ii) and (iii), such defaults, events, violations or failures that in the aggregate would not reasonably be expected to have a Material Adverse Effect.

SECTION 3. Purchase of the Shares by the Underwriter. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Fund agrees to sell Shares to the Underwriter and the Underwriter agrees to purchase such Shares.

         The price of the Shares shall be $          per share.

         The Fund shall not be obligated to deliver any of the Shares to be delivered on the Delivery Date (as hereinafter defined), except upon payment for all the Shares to be purchased on such Delivery Date as provided herein.

SECTION 4. Offering of Shares by the Underwriter. The Underwriter proposes to offer the Shares for sale upon the terms and conditions set forth in the Prospectus.

SECTION 5. Delivery of and Payment for the Shares. Delivery of and payment for the Shares shall be made at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017 or through the facilities of the Depository Trust Company or another mutually agreeable facility, at 10:00 A.M., New York City time, on , 2003 or at such other date or place as shall be determined by agreement between the Underwriter and the Fund (the "DELIVERY DATE"). On the Delivery Date, the Fund shall deliver or cause to be delivered the certificate or certificates representing the Shares to, or for the account of, the Underwriter against payment to or upon the order of the Fund of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriter hereunder. Upon delivery, the Shares shall be registered in such names and in such denominations as the Underwriter shall request in writing not less than two full business days prior to the Delivery Date. The Fund shall make the certificate or certificates representing the Shares available for inspection by the Underwriter in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Delivery Date.

SECTION 6. Further Agreements of the Fund and the Advisers. The Fund and the Advisers jointly and severally covenant and agree:

         (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective under the Securities Act before the offering of the Shares may commence, to use its reasonable best efforts to cause the Registration Statement or such post-effective amendment to become effective under the Securities Act as soon as possible; if the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A of the 1933 Act Rules and Regulations, to file a Prospectus with the Commission pursuant to Rule 497(h) of the 1933 Act Rules and Regulations as promptly as possible, not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; if the Registration Statement does not so omit such information, the Fund will file a Prospectus pursuant to 497(c) or a certification pursuant to 497(j) of the Securities Act as promptly as possible, not later than the fifth business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Underwriter, promptly after it receives notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriter with copies thereof; to advise the Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

         (b) To furnish promptly to the Underwriter and to counsel for the Underwriter a signed copy of the Registration Statement and the 1940 Act Notification each as originally filed with the Commission and each amendment thereto, including all financial statements, consents and exhibits thereto (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Agreement and (y) the date on which the distribution of the Shares is completed);

         (c) To deliver promptly to the Underwriter such number of the following documents as the Underwriter shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Shares or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Underwriter and, upon their request, to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

         (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Fund or the Underwriter, be required by the Securities Act or requested by the Commission;

         (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 497 of the 1933 Act Rules and Regulations, to furnish a copy thereof to the Underwriter and counsel for the Underwriter and obtain the consent of the Underwriter to the filing, which consent shall not be unreasonably withheld;

         (f) As soon as practicable after the Effective Date, to make generally available to the Fund's security holders and to deliver to the Underwriter an earnings statement of the Fund (which need not be audited) complying with Section 10(a) of the Securities Act and the Rules and Regulations (including, at the option of the Fund, Rule 158);

         (g) For a period of five years following the Effective Date, to furnish to the Underwriter, to the extent such information is not freely available on the Internet, copies of all materials furnished by the Fund to its shareholders and all public reports and all reports and financial statements furnished by the Fund to the principal national securities exchange upon which the Common Shares may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

         (h) Promptly from time to time to take such action as the Underwriter may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Underwriter may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided that in connection therewith the Fund shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

         (i) For a period of 90 days from the date of the Prospectus, not to, without the prior written consent of the Underwriter (which consent may be given or withheld in the Underwriter's sole discretion), directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future
of) any senior securities (as defined in the 1940 Act), or securities convertible into or exchangeable for senior securities of the Fund, or sell or grant options, rights or warrants with respect to any senior securities, of the Fund, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such senior securities of the Fund, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of other securities of the Fund, in cash or otherwise, in each case, except for Common Shares issued to the holder's of the Fund's Common Shares pursuant to the Fund's Automatic Dividend Reinvestment Plan;

         (j) To apply the net proceeds from the sale of the Shares in a manner consistent with the investment objectives, policies and restrictions of the Fund as set forth in the Prospectus; and

         (k)      To comply with the undertaking set forth in paragraph 6 of
Item 33 of Part C of the Registration Statement.

SECTION 7. Expenses. The Fund agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Shares and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act and the 1940 Act of the Registration Statement and any amendments and exhibits thereto, the 1940 Act Notification; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the fees and expenses of the Auction Agent as set forth in the Auction Agency Agreement;
(e) the fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in Section 6(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriter); (f) the fees and disbursements of counsel for the Underwriter, up to $100,000; (g) the fees and expenses of the Fund's accountants and the fees and expenses of counsel for the Fund and of the transfer agent; (h) the fees paid to the Rating Agencies and (i) all other costs and expenses incident to the performance of the obligations of the Fund under this Agreement to the extent not otherwise assumed by the Advisers or the Underwriter under this Agreement, the Fund Agreements or the Advisers Agreements.

SECTION 8. Conditions of Underwriter's Obligations. The respective obligations of the Underwriter hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Fund and each of the Advisers contained herein, to the performance by the Fund and each of the Advisers of their respective obligations hereunder, and to each of the following additional terms and conditions:

         (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

         (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Fund Agreements, the Advisers Agreements, the Shares, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the

Underwriter, and the Fund shall have furnished to such counsel all documents and information that it may reasonably request to enable it to pass upon such matters.

         (c) Schulte Roth & Zabel LLP, as counsel to the Fund, shall have furnished to the Underwriter their written opinion, addressed to the Underwriter and dated as of the Delivery Date, in form and substance reasonably satisfactory to the Underwriter, to the effect that:

                  (i) The Fund has been duly formed and is validly existing as a statutory trust in good standing under the laws of Delaware, is duly registered and qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either) requires such qualification, and has all statutory trust power and authority necessary to own or hold property and to conduct the business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either), except where the failure to so qualify or to be in good standing would not reasonably be expected to have a Material Adverse Effect;

                  (ii) The Fund has an authorized capitalization as set forth in the Registration Statement and the Prospectus (or any amendment or supplement thereto through the date of the opinion). All of the issued shares of capital stock of the Fund have been duly and validly authorized and issued, were issued in compliance with federal and state securities laws, are fully paid and non-assessable and conform to the description thereof contained in the Registration Statement and the Prospectus (or any amendment or supplement thereto through the date of the opinion). The Shares being delivered on the Delivery Date to the Underwriter hereunder have been duly and validly authorized and, when issued and delivered against payment therefor will be duly and validly issued, fully paid and non-assessable;

                  (iii) The form of certificate for the Shares complies with all applicable laws;

                  (iv) Except as described in the Prospectus under the heading "Certain Provisions of the Declaration of Trust and By-Laws," there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, shares of any capital stock of the Fund pursuant to the Declaration of Trust or By-laws or any agreement or other instrument known to such counsel;

                  (v) The Fund is not (i) in violation of the Declaration of Trust or By-laws, (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), such defaults, events, violations or failures that in the aggregate would not reasonably be expected to have a Material Adverse Effect;

                  (vi) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Fund is a party or of which any property or assets of the Fund is the subject which is reasonably likely to be determined adversely to the Fund and, if determined adversely to the Fund, would be reasonably likely to have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (vii) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the Rule 497 of the 1933 Act Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                  (viii) The Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Fund prior to such Delivery Date (except for the financial statements and related schedules therein, as to which such counsel need express no belief) comply as to form in all material respects with the requirements of the Securities Act, the 1940 Act and the Rules and Regulations;

                  (ix) The statements made in the Prospectus (including the statement of additional information) under the captions "Rating Agency Guidelines", "Description of Shares of MMP," "Description of Capital Structure," "Certain Provisions of the Declaration of Trust and Amended By-laws," "Appendix A - Auction Procedures" and "Appendix B - Settlement Procedures" insofar as they purport to summarize the provisions of documents or agreements specifically referred to therein, fairly present the information called for with respect thereto by Form N-2.

                  (x) The statements contained in the Registration Statement and the Prospectus (and any amendment or supplement thereto through the date of the opinion), insofar as they describe matters of law, legal proceedings, legal conclusions, the Fund's Declaration of Trust and By-laws, contracts, agreements or other legal documents or refer to federal statutes, rules and regulations, have been reviewed by such counsel, are correct in all material respects and constitute a fair summary thereof and the opinion of such counsel filed as Exhibit l(1) to the Registration Statement is confirmed and the Underwriter may rely upon such opinion as if it were addressed to them;

                  (xi) To the best of such counsel's knowledge, there are no contracts or other documents which are required to be described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act, the 1940 Act or by the Rules and Regulations which have not been described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement;

                  (xii) This Agreement and each of the Fund Agreements has been duly authorized, executed and delivered by the Fund and constitute the valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                  (xiii) The issue and sale of the Shares being delivered on such Delivery Date by the Fund pursuant to this Agreement and the execution, delivery and performance by the Fund of this Agreement and each of the Fund Agreements and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Fund is a party or by which the Fund is bound or to which any of the property or assets of the Fund is subject, (ii) result in any violation of the provisions of the Declaration of Trust or By-laws or (iii) result in the violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Fund or any of their properties or assets, except in the case of clauses (i) and (iii), such conflicts, breaches or violations that in the aggregate would not reasonably be expected to have a Material Adverse Effect; and, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriter, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement and the Fund Agreements by the Fund and the consummation of the transactions contemplated hereby, except for such consents, approvals, authorizations, orders, filings or registrations as have been obtained or made;

                  (xiv) This Agreement, the Fund Agreements and the Advisers Agreements comply in all material respects with all applicable provisions of the 1940 Act, the Advisers Act, the 1940 Act Rules and Regulations and the Advisers Act Rules and Regulations;

                  (xv) The description of each Adviser and its business, and the statements attributable to each Adviser, in the Registration Statement and the Prospectus (and any amendment or supplement thereto) complied and comply in all material respects with the provisions of the Securities Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations;

                  (xvi) To the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Fund and any person granting such person the right to require the Fund to file a registration statement under the Securities Act with respect to any securities of the Fund owned or to be owned by such person or to require the Fund to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Fund under the Securities Act;

                  (xvii) The Fund owns, licenses or otherwise possesses adequate rights to use all Intellectual Property necessary for the conduct of the Fund's business as now conducted or as proposed in the Prospectus to be conducted;

                  (xviii) The Fund is duly registered under the 1940 Act as a closed-end, diversified management investment company and the 1940 Act Notification has been duly filed with the Commission, and, at the time of filing thereof and at the time of filing any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations and, to the best of such counsel's knowledge after reasonable inquiry, the Fund has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement (or any amendment or supplement to either of them);

                  (xix) The statements made in the Registration Statement and the Prospectus (and any amendment or supplement thereto through the date of the opinion) under the caption "U.S. Federal Income Tax Matters" have been reviewed by such counsel and to the extent they describe or summarize tax laws, legal conclusions, doctrines or practices of the United States, present a fair and accurate description or summary thereof as of the date of the opinion; and

         In rendering such opinion, such counsel may state that their opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York, the General Corporation Law of the State of Delaware and the Delaware Statutory Trust Act. To the extent such counsel deem proper and to the extent specified in such opinion, such counsel may rely, as to matters involving the application of laws of the State of Delaware upon the opinion of Richards, Layton & Finger, P.A. or other counsel of good standing whom such counsel believe to be reliable and who are satisfactory to the Underwriter; provided that (x) such reliance is expressly authorized by the opinion so relied upon and a copy of each such opinion is delivered to the Underwriter and is, in form and substance, satisfactory to it and its counsel and (y) such counsel state in their opinion that they believe that they and the Underwriter are justified in relying thereon.

         Such opinion shall also be to the effect that (x) such counsel has acted as counsel to the Fund in connection with the preparation of the Registration Statement and (y) based on the foregoing, no facts have come to the attention of such counsel which would lead such counsel to believe that the Registration Statement (except for the financial statements and related schedules therein, as to which such counsel need express no belief) as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (except as stated above) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as set forth in clauses
(ix), (x) and (xix) above).

         (d) Counsel to each of the Advisers, shall have furnished to the Underwriter their written opinion, addressed to the Underwriter and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriter, to the effect that:

                  (i) Each Adviser has been duly incorporated, organized or formed and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation, is duly registered and qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either) requires such qualification, and has all corporate or limited liability company power and authority necessary to own or hold their respective properties and to conduct the business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either), except where the failure to so qualify or to be in good standing would not reasonably be expected to have a Material Adverse Effect;

                  (ii) Each Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Fund Agreements (to which each Adviser is a party) or the Advisers Agreements (to which each Adviser is a party) as contemplated by the Registration Statement and the Prospectus (or any amendment or supplement thereto);

                  (iii) This Agreement, the Advisory Agreement and the Advisors Agreements have each been duly authorized, executed and delivered by each Adviser that is a party to such agreement, and constitute the valid and legally binding agreements of each Adviser, enforceable against each Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of each Adviser's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                  (iv) The execution, delivery and performance of this Agreement, the Advisory Agreement and the Advisors Agreements by each Adviser that is a party to such agreement and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Adviser is a party or by which such Adviser is bound or to which any of the property or assets of such Adviser is subject, (ii) result in any violation of the provisions of the charter documents or by-laws of such Adviser or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Adviser or any of its properties or assets, except in the case of clauses (i) and (iii), such conflicts, breaches and violations that in the aggregate would not reasonably be expected to have a Material Adverse Effect; and except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriter, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Advisory Agreement and the Advisors Agreements (to which the Advisor is a party) and the consummation of the transactions contemplated hereby and thereby; and

                  (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which any Adviser is a party or of which any property or assets of any Adviser is the subject which is reasonably likely to be determined adversely to such Adviser and, if determined adversely to such Adviser, would be reasonably likely to have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         In rendering such opinion, such counsel may state that their opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York, the General Corporation Law of the State of Delaware and the Delaware Statutory Trust Act. To the extent such counsel deem proper and to the extent specified in such opinion, such counsel may rely, as to matters involving the application of laws of the State of Delaware upon the opinion of Richards, Layton & Finger, P.A. or other counsel of good standing whom such counsel believe to be reliable and who are satisfactory to the Underwriter; provided that (x) such reliance is expressly authorized by the opinion so relied upon and a copy of each such opinion is delivered to the Underwriter and is, in form and substance, satisfactory to it and its counsel and (y) such counsel state in their opinion that they believe that they and the Underwriter are justified in relying thereon.

         Such opinion shall also be to the effect that (x) such counsel has acted as counsel to the Advisers in connection with the preparation of the Registration Statement and (y) based on the foregoing, no facts have come to the attention of such counsel which would lead such counsel to believe that the Registration Statement (except for the financial statements and related schedules therein, as to which such counsel need express no belief) as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (except as stated above) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus.

         (e) The Underwriter shall have received from Simpson Thacher & Bartlett LLP, counsel for the Underwriter, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and other related matters as the Underwriter may reasonably require, and the Fund shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

         (f) At the time of execution of this Agreement, the Underwriter shall have received from Ernst & Young LLP a letter or letters, in form and substance satisfactory to the Underwriter, addressed to the Underwriter and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

         (g) With respect to the letter or letters of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Underwriter concurrently with the execution of this Agreement (the "INITIAL LETTERS"), the Fund shall have furnished to the Underwriter a letter (the "BRING-DOWN LETTER") of such accountants, addressed to the Underwriter and dated such Delivery Date
(i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.

         (h) The Fund shall have furnished to the Underwriter a certificate, dated such Delivery Date, of its Chairman of the Board of Trustees, its President or a Vice President and its Treasurer or Assistant Treasurer stating that:

                  (i) The representations, warranties and agreements of the Fund in Section 1 are true and correct as of such Delivery Date; the Fund has complied with all its agreements contained herein; and the conditions set forth in Sections 8(a) and 8(i) have been fulfilled; and

                  (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus which has not been so set forth.

         (i) The Fund shall not have sustained since the date of the latest audited financial statements included in the Prospectus (A) any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, or (B) since such date, there shall not have been any change in the capital stock or long-term debt of the Fund or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity, results of operations, business or prospects of the Fund, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (A) or (B), is, in the judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

         (j) Each of the Advisers shall have furnished to the Underwriter a certificate, dated such Delivery Date, of its Chairman of the Board of Directors, its President, its Chief Executive Officer or a Vice President and its chief financial officer, Controller or Assistant Controller stating that:

                  (i) The representations, warranties and agreements of such Adviser in Sections 1 and 2 are true and correct as of such Delivery Date; and such Adviser has complied with all its agreements contained herein;

                  (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus which has not been so set forth; and

                  (iii) Such Adviser is not (i) in violation of its charter documents or by-laws, (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), such defaults, events, violations or failures that in the aggregate would not reasonably be expected to have a Material Adverse Effect.

         (k) Neither the Fund nor the Advisers shall have failed at or prior to the Delivery Date to have performed or complied with any of the agreements contained herein and required to be performed or complied with by them at or prior to the Delivery Date.

         (l) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the NYSE or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Fund on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such), including, without limitation, as a result of terrorist activities after the date hereof, or any other calamity or crisis as to make it, in the judgment of the Underwriter, impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

         (m) The Fund shall have furnished to the Underwriter a report showing compliance with 1940 Act Asset Coverage and the MMP Basic Maintenance Amount (as each term is defined in the By-laws), each dated as of such Delivery Date and in form and substance satisfactory to the Underwriter. Each such report shall assume the receipt of the net proceeds from the sale of the Shares and may use portfolio holdings and valuation as of the close of business of any day not more than 5 business days preceding such Delivery Date, provided, however, that the Fund represents in such report that its total net assets as of such Delivery Date has not declined by 5% or more from such valuation date.

         (n) The Fund shall have delivered and the Underwriter shall have received evidence satisfactory to the Underwriter that the Shares are rated "Aaa" by Moody's and "AAA" by S&P as of such Delivery Date, and there shall not have been given notice of any intended or potential downgrading, or of any review for a potential downgrading, in the rating accorded to the Shares by either Rating Agency.

         (o) The Underwriter shall not have discovered and disclosed to the Fund on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the reasonable opinion of Simpson Thacher & Bartlett LLP, counsel for the Underwriter, is material or omits to state a fact which, in the reasonable opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

         (p) The Fund and the Advisers shall have furnished to you such further certificates, documents and opinions of counsel as you shall reasonably request (including certificates of officers of the Fund and the Advisers).

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

SECTION 9. Indemnification and Contribution.

         (a) The Fund and the Advisers shall jointly and severally indemnify and hold harmless the Underwriter, its directors, officers and employees and each person, if any, who controls the Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which the Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto including information deemed to be a part of the Registration Statement pursuant to Rule 430A of the Rules and Regulations, if applicable, or (B) in any Marketing Materials, (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Marketing Materials, any material fact required to be stated therein or necessary to make the statements therein not misleading or
(iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that neither the Fund nor the Advisers shall be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse the Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Fund nor the Advisers shall be liable in any such case to the extent that any such loss, claim, damage, liability or action (i) arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning the Underwriter furnished to the Fund or the Advisers through the Underwriter by or on behalf of any Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 9(e); or (ii) results solely from an untrue statement of material fact contained in, or the omission of a material fact from, a Preliminary Prospectus, which untrue statement or omission was corrected in the Prospectus (as then amended or supplemented) if the Fund shall sustain the burden of proving that (A) the Underwriter sold Shares to the person alleging such loss, claim, damage, liability or action without sending or giving, at or prior to the written confirmation of such sale, a copy of the Prospectus (as then amended or supplemented), (B) within a reasonable amount of time prior to such sale or such confirmation, the Fund had furnished to the Underwriter copies of the corrected Prospectus which, if delivered, would have cured the defect giving rise to such loss, claim, damage, liability or action, and (C) the Underwriter failed to deliver such corrected Prospectus. The foregoing indemnity agreement is in addition to any liability which the Fund or the Advisers may otherwise have to any Underwriter or to any director, officer, employee or controlling person of that Underwriter.

         (b) The Underwriter shall indemnify and hold harmless the Fund, its officers and employees, each of its trustees, and each person, if any, who controls the Fund within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Fund or any such trustee, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Fund through the Underwriter by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 9(e), and shall reimburse the Fund and any such trustee, officer or controlling person for any legal or other expenses reasonably incurred by the Fund or any such trustee, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Underwriter may otherwise have to the Fund or any such trustee, officer, employee or controlling person.

         (c)      Promptly after receipt by an indemnified party under this
Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriter shall have the right to employ counsel to represent jointly the Underwriter and its respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriter against the Fund or the Advisers under this Section 9 if, in the reasonable judgment of the Underwriter, it is advisable for the Underwriter, directors, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Fund or the Advisers. No indemnifying party shall
(i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (d) If the indemnification provided for in this Section 9 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Fund and the Advisers (treated jointly as one person for this purpose) on the one hand and the Underwriter on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Advisers (treated jointly as one person for this purpose) on the one hand and the Underwriter on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Fund and the Advisers (treated jointly as one person for this purpose) on the one hand and the Underwriter on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Fund, on the one hand, and the total underwriting discounts and commissions received by the Underwriter with respect to the Shares purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Shares under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Fund or the Advisers, on one hand, or the Underwriter, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Fund, the Advisers and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the Underwriter was treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 9(d), the Underwriter
shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The Underwriter confirms and the Fund and the Advisers acknowledge that the statements set forth in the last sentence on the front cover page, the legend concerning prospectus delivery requirements on the inside front cover page, the name of the Underwriter in the first paragraph, and the third, fifth and sixth paragraphs appearing under the caption "Underwriting", as well as the concessions and reallowance figures appearing under the caption "Underwriting", in the Prospectus are correct and constitute the only information concerning the Underwriter furnished in writing to the Fund by or on behalf of the Underwriter specifically for inclusion in the Registration Statement and the Prospectus.

SECTION 10. Termination. The obligations of the Underwriter hereunder may be terminated by the Underwriter by notice given to and received by the Fund prior to delivery of and payment for the Shares if, prior to that time, any of the events described in Sections 8(i) or 8(l), shall have occurred or if the Underwriter shall decline to purchase the Shares for any reason permitted under this Agreement.

SECTION 11. Reimbursement of Underwriter's Expenses. If the Fund shall fail to tender the Shares for delivery to the Underwriter by reason of any failure, refusal or inability on the part of the Fund to perform any agreement on its part to be performed, or because any other condition of the Underwriter's obligations hereunder required to be fulfilled by the Fund is not fulfilled, the Fund will reimburse the Underwriter for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriter in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Fund shall pay the full amount thereof to the Underwriter.

SECTION 12. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

         (a) if to the Underwriter, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York, NY 10019, Attention: Syndicate Department (Fax: 646-758-4231), with a copy, in the case of any notice pursuant to Section 9(c) the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, New York, NY 10022; and with a copy to Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, Attention: Sarah E. Cogan, Esq. (Fax: (212-455-2502; Telephone (212) 455-3575);

         (b) if to the Fund, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Fund set forth in the Registration Statement, Attention: Jonathan Morris (Fax: 212-520-0631); with a copy to Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, Attention:
Kenneth S. Gerstein, Esq. (Fax: (212-593-5955; Telephone (212) 756-2533). Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

SECTION 13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Fund, the Advisers, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Fund and the Advisers contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and the person or persons, if any, who control the Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriter contained in Section 9(b) of this Agreement shall be deemed to be for the benefit of trustees of the Fund, officers of the Fund who have signed the Registration Statement and any person controlling the Fund within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

SECTION 14. Survival. The respective indemnities, representations, warranties and agreements of the Fund and the Underwriter contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

SECTION 15. Definition of the Terms "BUSINESS DAY" and "SUBSIDIARY". For purposes of this Agreement, (a) "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "SUBSIDIARY" has the meaning set forth in Rule 405 of the 1933 Act Rules and Regulations.

SECTION 16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

SECTION 17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

SECTION 18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         If the foregoing correctly sets forth the agreement among the Fund, the Advisers and the Underwriter, please indicate your acceptance in the space provided for that purpose below.

                                        Very truly yours,

                                        LEHMAN BROTHERS/FIRST TRUST INCOME
                                        OPPORTUNITY FUND


                                        By
                                             -----------------------------------
                                             Name:
                                                    ----------------------------
                                             Title:
                                                       -------------------------


                                        LEHMAN BROTHERS ASSET MANAGEMENT INC.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:


                                        LINCOLN CAPITAL FIXED INCOME
                                        MANAGEMENT COMPANY, LLC


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:


Accepted:

Lehman Brothers Inc.


By
         -----------------------------
         Name:
         Title: